UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

INTEL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders’ Meeting to Be Held on May 17, 2018.    INTEL CORPORATION    Meeting Information Meeting Type:                Annual Meeting For holders as of:    March 19, 2018 Date:    May 17, 2018    Time:    8:30 a.m., PT Location: Via the Internet at intel.onlineshareholdermeeting.com To attend the meeting, please visit intel.onlineshareholdermeeting.com and be sure to have the information that is printed in the box marked by the arrow X XXXX XXXX XXXX (located on the following page).    INTEL CORPORATION ATTN: INVESTOR RELATIONS 2200 MISSION COLLEGE BLVD. SANTA CLARA, CA 95054    You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See proxy the materials reverse side and voting of this instructions notice to obtain .

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting    a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to intel.onlineshareholdermeeting.com. Have the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Phone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card that will provide instructions to vote these shares by proxy via telephone. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items A. Proposals—The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. Election of Directors 2. Ratification of selection of Ernst & Young LLP as our independent registered public accounting Nominees: firm for 2018    1a. Aneel Bhusri 3. Advisory vote to approve executive compensation    1b. Andy D. Bryant The Board of Directors recommends a vote AGAINST Proposals 4-6.    1c. Reed E. Hundt 4. Stockholder proposal on whether to allow stockholders to act by written consent, if properly presented    1d. Omar Ishrak 5. Stockholder proposal on whether the chairman of the board should be an independent director, if    1e. Brian M. Krzanich properly presented    1f. Risa Lavizzo-Mourey 6. Stockholder proposal requesting a political contributions cost-benefit analysis report, if properly presented    1g. Tsu-Jae King Liu NOTE: Such other business as may properly come    1h. Gregory D. Smith before the meeting or any adjournment thereof.    1i. Andrew M. Wilson    1j. Frank D. Yeary

May 17: Annual Stockholders’ Meeting

Get ready for proxy vote

  Investor Relations

  April 5, 2018

This week Intel published its 2017 Annual Report and 2018 Proxy Statement in preparation for the company’s Annual Stockholders’ Meeting.

100% virtual

This year’s meeting will take place on May 17 at 8:30 a.m. Pacific and like last year, will be hosted virtually at this link.

Summary of proxy proposals

All Intel stockholders as of the record date (March 19, 2018), including Intel employees who own shares of stock, have the right to vote on proposals outlined in the proxy before the stockholders’ meeting. The proxy asks stockholders to vote on the following proposals:

1.	Elect the 10 nominees to the Board of Directors named in the proxy statement

2.	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2018

3.	Advisory vote to approve executive compensation

4.	Stockholder proposal on whether to allow stockholders to act by written consent, if properly presented

5.	Stockholder proposal on whether the chairman of the board should be an independent director, if properly presented

Story Highlights

•   The 2018 Annual Stockholders’ Meeting will be held May 17 at 8:30 a.m.

•   This year’s meeting will again be completely virtual.

•   Voting information and the 2018 Proxy Statement will come from Broadridge.

Related Links
• Intel Investor Relations

More Information

Companies hold formal annual meetings of stockholders to elect directors and to vote on other items on the agenda. A proxy statement describes the proposals presented to the stockholders for their vote, and includes information on how to vote.

Intel has approximately three million stockholders. Most stockholders vote on the proposals before the meeting. For each share of stock owned, stockholders get:

6.	Stockholder proposal requesting a political contributions cost-benefit analysis report, if properly presented

The company’s board of directors is recommending a vote FOR all the nominees listed, FOR proposals 2 and 3, and AGAINST proposals 4, 5 and 6. Please refer to the proxy materials for more detailed explanations of these proposals.

This year onwards, SEC rules require publicly traded companies to include the ratio of the CEO’s pay to the median compensated employee’s pay in the proxy statement. The median employee is determined based on the global Intel population as described in the proxy. The pay used to determine the ratio includes all the compensation elements listed in the proxy’s summary compensation table.

Understanding the voting process

Starting today, you’ll receive voting information along with the 2018 Proxy Statement from Broadridge, Intel’s proxy mailing agent. The proxy statement, annual report, and voting information are delivered by email or U.S. mail, according to your instructions. This information outlines the voting deadlines and explains how to submit your votes. You may receive multiple sets of voting information if you hold Intel stock in multiple accounts, so votes should be submitted for each set of voting information received.

Questions?

For questions about submitting your vote or viewing the online versions of the Annual Report and Proxy Statement, email Electronic Delivery or contact Intel Investor Relations for assistance.

•	One vote for each of the directors being elected. There are 10 directors nominated in 2018, so you’ll get 10 votes, one for each director nominee; and

•	One vote on each of the other proposals on the agenda.

Intel Corporation

2018 Annual Stockholders’ Meeting

May 17, 2018 at 8:30 a.m. Pacific Time

Via the Internet at intel.onlineshareholdermeeting.com

Proxy Login Details:

Control Number: 0123456789012345

We are pleased to deliver your proxy statement and annual report via email and provide you with the opportunity to vote online. The proxy statement and annual report are now available, and you can now vote your shares for the 2018 Annual Stockholders’ Meeting.

To view Intel’s annual meeting materials, access the following links: proxy statement and annual report.

To cast your vote, submit questions for the meeting in advance, or change your delivery preference, please visit www.proxyvote.com and follow the on-screen instructions. You will be prompted to enter your 16 Digit Control Number provided above in this email to access this voting site. Note that votes submitted through this site must be received by 11:59 p.m. Eastern Time on May 16, 2018.

To attend the meeting, which will be held exclusively via the Internet, please visit intel.onlineshareholdermeeting.com and be sure to have your 16 digit Control Number to enter the meeting.

Thank you for viewing the 2018 Intel Corporation annual meeting materials and for submitting your very important vote.

April 5, 2017

Vote now on Intel’s Annual Stockholders’ Meeting proposals

Critical voting deadlines: May 14 and May 16

You have received this message on behalf of Intel Corporation from Broadridge, Intel’s proxy mailing agent. Each email you receive contains a unique control number to vote, so if you receive more than one email, do not delete any.

2018 Annual Stockholders’ Meeting Notice

Intel’s 2018 Annual Stockholders’ Meeting will be held Thursday, May 17 at 8:30 a.m. (Pacific) exclusively via the Internet at: intel.onlineshareholdermeeting.com.

The meeting agenda includes: the annual election of directors, ratification of the selection of the independent registered public accounting firm, advisory vote to approve executive compensation, and the stockholder proposals listed to the right, if each is properly presented.

This notice provides voting instructions and deadlines to vote the shares of Intel stock you may hold in your:

•	Intel stock account at UBS
•	401(k) Savings Plan and Free Stock investments in the Intel Stock Fund through Fidelity Investments (U.S. only)
•	Direct Stock Purchase and Dividend Reinvestment Plan accounts
•	Name with Computershare (i.e., stock certificates that you hold)

This year onwards, SEC rules require publicly traded companies to include the ratio of the CEO’s pay to the median employee’s pay in the proxy statement. The median employee is determined based on the global Intel population as described in the proxy. The pay used to determine the ratio includes all the compensation elements listed in the proxy’s summary compensation table.

Voting Recommendations

Intel’s Board of Directors recommends that you vote as follows:

Ö	FOR: Election of the 10 director nominees named in the proxy statement
Ö	FOR: Ratification of the selection of the independent registered public accounting firm
Ö	FOR: Advisory vote to approve executive compensation
X	AGAINST: Stockholder proposal on whether to allow stockholders to act by written consent, if properly presented
X	AGAINST: Stockholder proposal on whether the chairman of the board should be an independent director, if properly presented
X	AGAINST: Stockholder proposal requesting a political contributions cost-benefit analysis report, if properly presented

Please refer to the 2018 Proxy Statement for detailed information on each of the proposals and the Annual Stockholders’ Meeting.

Voting instructions

Visit Proxy Login to vote and follow the instructions. To vote, you will need your 16 Digit Control Number noted below:

       Control Number:                           0123456789012345

Critical voting deadlines

•	If you participate in the Intel Stock Fund through the 401(k) Savings Plan (U.S. only), you must submit your vote by 11:59 p.m. (Eastern) on May 14, 2018 to allow Fidelity Investments time to receive your voting instructions and vote on behalf of the plan. Fidelity Investments has designated Broadridge, Intel’s proxy mailing agent, to collect and tally the votes for the plan shares and vote on behalf of the plan. Broadridge will keep your vote confidential - only total results will be reported at the Annual Stockholders’ Meeting or to Intel.
•	The deadline to vote your shares in all other accounts is 11:59 p.m. (Eastern) on May 16, 2018. If you hold shares in your Intel stock account at UBS, UBS and its designee will keep your beneficial ownership information as well as your voting instructions confidential, and only total voting results will be reported at the Annual Stockholders’ Meeting or to Intel.

For more information

•	Participate at the Annual Stockholders’ Meeting via the Internet and submit questions by following the instructions on the site. A Webcast of the meeting can also be replayed until December 31, 2018.
•	View Intel’s 2017 Annual Report.

Questions?

If you have any questions about submitting your vote or viewing the online versions of the Annual Report and Proxy Statement, email Electronic Delivery or contact Intel Investor Relations at investor.relations@intel.com.